Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20100251014-06
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            04/19/2010 9:22 AM
Website: www.nvsos.gov                                    Entity Number
                                                          E0177102010-0

                                                          Filed in the office of
    ARTICLES OF INCORPORATION                             /s/ Ross Miller
      (PURSUANT TO NRS 78)                                Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                                              ABOVE SPACE IS FOR OFFICE USE ONLY
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
1. Name of
   Corporation:               Monte Resources Inc.

2. Registered Agent           [X] Commercial Registered Agent    Business Filings Incorporated
   for Service of                                                Name
   Process                    [ ] Noncommercial Registered Agent      OR   [ ] Office or Position with Entity
   (check only one box)           (name and address below)                     (name and address below)

                                                                                      Nevada
                                  Address                             City                             Zip Code

                                                                                      Nevada
                                  Mailing Address                     City                             Zip Code
                                  (if different from street address)


3. Shares:
   (number of shares          Number of shares                                        Number of shares
   corporation                with par value: 2,000           Par value: $0.01        without par value:
   authorized
   to issue)


4. Names & Addresses,         1. Edwin Morrow
   of Board of                   Name
   Directors/Trustees:           1002 Ermine Court              South Lake Tahoe     CA         96150
   (attach additional page       Street Address                      City          State       Zip Code
   if there is more than 3
   directors/trustees         2.
                                 Name

                                 Street Address                      City          State       Zip Code

5. Purpose: (optional-        The purpose of this Corporation shall be:
   see instructions)          To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

6. Names, Address             The Nevada Company,                                  /s/ Mark Williams A.V.P.
   and Signature of           Name                                                     Signature
   Incorporator.
   (attach additional page    8040 Excelsior Drive, Suite 200    Madison     WI        53717
   if there is more than 1    Address                            City      State      Zip Code
   incorporator).

7. Certificate of             I hereby accept appointment as Resident Agent for the above named corporation.
   Acceptance of
   Appointment of             /s/ Mark Williams   Mark Williams A.V.P., Business Filings Incorporated   April 19, 2010
   Resident Agent:            Authorized Signature of R. A. or On Behalf of R. A. Company                    Date
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ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708
Website: www.nvsos.gov


CERTIFICATE OF AMENDMENT
(PURSUANT TO NRS 78.380)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
               (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of Corporation:

   Monte Resources Inc.

2. The articles have been amended as follows (provide article numbers, if available):

     Article 3 is hereby amended:

     The number of authorized shares has been amended from 2000 shares to 75,000,000 shares

     The par value has been amended from $0.01 per share to $0.001 per share

3. The undersigned declare that they constitute at least two-thirds of the following:

   (check only one box)  [X] incorporators  [ ] board of directors

4. Effective date of filing: (optional) 5/26/10

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

Signature


/s/ Edwin G. Morrow
-------------------------
Authorized Signature